We'll Begin Shortly © AvidXchange Holdings, Inc. 2023

Agenda

TOPIC	SPEAKER	TIME
AvidXchange & Market Overview	Michael Praeger	8:15am – 8:45am
Go-To-Market & Customers	James Sutton	8:45am – 9:00am
Powering the Flywheel (Gears 1&2)	Dan Drees	9:00am – 9:20am
Partner Fireside Chat	Dan Drees & Patrick Ghilani	9:20am – 9:40am
Break		9:40am – 9:50am
Powering the Flywheel (Gears 3&4)	Dan Drees	9:50am – 10:10am
Fireside Chat	Dan Drees and Kelly Vicknair	10:10am – 10:20am
Q&A	Michael Praeger & Dan Drees	10:20am – 10:30am
Operations	John Feldman	10:30am – 10:50am
Break		10:50am – 11:00am
Our DNA	Todd Cunningham	11:00am – 11:15am
Technology	Angelic Gibson	11:15am – 11:30am
Fireside Chat	Michael Praeger, Dan Drees, Angelic Gibson	11:30am – 11:45am
Lunch		11:45am – 12:20pm
Financial Overview	Joel Wilhite	12:20pm – 12:50pm
Closing Remarks	Michael Praeger	12:50pm – 1:00pm

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© AvidXchange Holdings, Inc. 2023
avidxchange

The material in this presentation (this "Presentation") has been made available to you with the consent of AvidXchange Holdings, Inc. (the "Company") for informational purposes only. Forward-Looking Statements This Presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements generally relate to future events or our future financial or operating performance and prospects, including our guidance and 3 and 5 year milestones, targets and objectives, and often contain words such as: “anticipate,” “strive to achieve,” “intend,” “plan,” “goal,” “objectives,” “outlook,” “seek,” “believe,” “project,” “estimate,” “expect,” “future,” “likely,” “may,” “should,” “will” and similar words and phrases indicating future results. The information presented in this Presentation related to our expectations of future performance and other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements. Factors which could cause actual results or effects to differ materially from those reflected in forward-looking statements include, but are not limited to, the risk factors and other cautionary statements described, from time to time, in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, the Company’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q filed for the period ended March 31, 2023, and other documents filed with the SEC, which may be obtained on the investor relations section of our website (https://ir.avidxchange.com/) and on the SEC website at www.sec.gov. Any forward-looking statements made by us in this Presentation are based only on information currently available to us and speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws. This Presentation contains estimates, projections and other information concerning the Company’s industry and its business, as well as data regarding market research, estimates and forecasts prepared by the Company’s management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Non-GAAP Measures and Other Performance Metrics This presentation contains certain non-GAAP measures, including free cash flow, non-GAAP gross profit and non-GAAP gross margin, Adjusted EBITDA, non-GAAP Adjusted EBITDA gross margin, which are provided to assist in an understanding of the business, performance and projections of AvidXchange. These measures should only be considered as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix and footnotes of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Disclaimer © AvidXchange Holdings, Inc. 2023

Michael Praeger Chairman, CEO & Co-Founder © AvidXchange Holdings, Inc. 2023

Setting The Stage © AvidXchange Holdings, Inc. 2023 Four Objectives We Have for You Today Our Business Driving Profitability Growth Strategies Our Team

© AvidXchange Holdings, Inc. 2023 Transform the way middle market companies pay and receive bills. Our Mission Our Purpose To realize potential, fulfill dreams and win big together for our customers, teammates, shareholders and the communities of our teammates.

Our 5 Key Ingredients to our Success – Applying Leadership & Vision

Our Key Ingredients for Creating Enterprise Value for Shareholders

① **Performance DNA / Culture**

Leverage deep connections for increased levels of performance

Our Mindsets of **growth, connectedness** and **passion for our customers**

Our focus on performance, communication & developing our teammates

② **Customer Obsessed**

Leverage **customer feedback** to delivery impactful products

Continue **this experience** beyond current offerings

③ **Innovation**

Deliver **next generation technology** to drive value for customers and shareholders

AP Automation Software

Payment Network

Cash Flow Management

④ **Efficient Growth Focused**

Embracing the change mgmt. required to achieve Rule of 40+ and continue growing at 20%+

Accelerate **new vertical markets** and innovative **product offerings**

⑤ **Scale & Talent**

Focus on developing our teammates and attracting talent for the next milestones of growth

Charlotte is a strategic advantage in building our talent base – **teammates are our greatest asset**

Recipe for Long Term "Rule of 50" Growth and Profitability

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© AvidXchange Holdings, Inc. 2023
avidxchange

© AvidXchange Holdings, Inc. 2023 My Job as Chairman and CEO of AvidXchange Importance of Getting Decisions Right in 4 Areas Business Model and Growth Strategies Build for both the immediate market opportunity and longer-term overall industry opportunity while striving to achieve efficient 20%+ growth Scaling and Operational Efficiency Strategies Relentless focus on gross margins in the near term, seeking to leverage AI across functions with greater focus on operating margins with scale and striving to achieve industry leading “Rule of 40” metrics Capital Allocation is Our Oxygen Take a disciplined approach to strategic capital allocation balancing future innovation, operating scale, and potential acquisitions Managing our Talent at Each Level of Growth Understanding the types, experiences, and skillsets of talent required at each level of growth is critical. Focus on building current team to be successful when leading the middle market for AP / Payment Automation at our long-term goal of $1 billion in revenue.

Our Experienced, Founder-Led Management Team

Strong Leadership with Deep Bench of Talent



Michael Praeger
Chairman, CEO & Co-Founder



Dan Drees
President



Todd Cunningham
Chief People Officer



Joel Wilhite
Chief Financial Officer



Angelic Gibson
Chief Information Officer

Executive Team



Serdar Dincaslan
SVP, Product



John Feldman
SVP, Operations



Mo Trezies
SVP, Software Engineering



Christina Quaine
Chief Information Security Officer



Ryan Stahl
SVP, General Counsel



Martin Smith
SVP, Strategic Initiatives & Integration



Manu Sood
SVP, Platform Delivery & Ops



Secil Baysal
SVP, Product



Cameron White
SVP, Finance



Subhaash Kumar
SVP, Investor Relations



James Sutton
Chief Revenue Officer

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© AvidXchange Holdings, Inc. 2023
avidxchange

Our Highly Experienced Board

The AvidXchange Board Satisfies Nasdaq's Listing Rule Regarding Diverse Board Representation



Matthew Harris
Lead Independent Director



Michael Praeger
Chairman, CEO & Co-Founder



Jim Hausman
Board Member



Asif Ramji
Board Member



Sonali Sambhus
Board Member



Wendy Murdock
Board Member



Teresa Mackintosh
Board Member



James (Mike) McGuire
Board Member



Lance Drummond
Board Member

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© AvidXchange Holdings, Inc. 2023
avidxchange

What We Do © AvidXchange Holdings, Inc. 2023

© AvidXchange Holdings, Inc. 2023 We are the company that is transforming the middle market Middle market companies today operating digitally, with an automated accounts payable and payment process, according to Payments Journal. 30%

AvidXchange Automates the Entire AP and Payment Workflow



Suppliers Send Invoices
1
Buyers Manage Purchase Orders & Approve Invoices
2
Sync Data to Accounting System
3
Suppliers
avidxchange
Cloud-Based Solution Powering a 2-Sided Network
Buyers
Suppliers Access Information, Manage Payment & Remittance Business Rules and Accelerate Cash Flow
6
Buyers Approve Payments
4
5
Payments Matched & Suppliers Paid

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© AvidXchange Holdings, Inc. 2023
avidxchange

$68bn Total Payment Volume in 2022 965K Suppliers* 70mm Transactions Processed in 2022 8,800 Buyers Growing supplier density leads to increased e-payment adoption which drives higher monetization rates  Two-sided network Variety of faster payment methods Data-driven Proprietary, Market Leading B2B Payments Network for Middle Market Buyers and Their Suppliers © AvidXchange Holdings, Inc. 2023 AvidPay Network Our AvidPay Network *Paid Within the past 5 years.

SUPPLIERS PAID VIA THE AVIDPAY NETWORK OVER THE PAST 7 YEARS* GROWTH OF OUR AVIDPAY NETWORK OUR SECRET SAUCE © AvidXchange Holdings, Inc. 2023 Enterprise Middle Market SMB 2016 2017 2018 2019 2020 2021 300k+ 400k+ 500k+ 600k+ 700k+ 825k 2022 965k 21% Overall Compound Annual Suppliers Growth *Represents suppliers paid during the prior 5-year period through the network.

AvidXchange is Purpose Built for the Middle Market

Industry Leading AP Automation & Payment Services

Built for both the **vertical** and **horizontal** industry needs of middle market companies

The Largest Network of Unique Suppliers

965,000 supplier customers of all sizes nationwide paid within the last 5 years

Deep Vertical Domain Expertise & Strategic Partnerships

Strategic partnerships with industry leaders like **Mastercard, Wise, etc.**

220+ Integrations Supporting Both Vertical Industry & Horizontal Customers

Our solutions are **highly integrated** to our customers core accounting / ERP systems supporting the business requirements of our **vertical and horizontal customers**

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© AvidXchange Holdings, Inc. 2023
avidxchange

We Believe Middle Market Customers Have Unique Needs

	SMB	MIDDLE MARKET	ENTERPRISE
ILLUSTRATIVE AR/AP SOLUTIONS	bill	avidxchange	coupa
ANNUAL REVENUE	< $5mm	**$5mm-$1bn**	> $1bn
EMPLOYEE SIZE	~1-50 employees	**~50-1000 employees**	1000+ employees
AVAILABLE US MARKET (COUNT OF BUSINESSES)	~23mm	**~435k**	~6k
ADOPTION OF AUTOMATION	Emerging	**Early Adopter**	Maturing
BACK OFFICE COMPLEXITY			
SUPPLY CHAIN COMPLEXITY			
ILLUSTRATIVE ACCOUNTING SYSTEMS	xero, intuit quickbooks	sage Intacct, NETSUITE, SAP Concur	SAP Business One, ORACLE, workday

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© AvidXchange Holdings, Inc. 2023
avidxchange

Our Large Market Opportunity and Go-to-Market Strategies © AvidXchange Holdings, Inc. 2023

The Middle Market B2B Payments Industry is Massive…

$25T+

B2B Payments in North America annually

Est. U.S. Annual B2B Opportunity with Supplier Financing / Cash Flow Management — **$40B**

Est. AP Automation Solutions and B2B Payment Revenue Opportunity — **$20B**

avidxchange

$316M

2022 Revenue

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© AvidXchange Holdings, Inc. 2023

Source: Mastercard Real Time Payments Innovation Playbook (October 2018) and AvidXchange estimates avidxchange

© AvidXchange Holdings, Inc. 2023 Tailwinds Accelerating Middle Market Adoption Movement to the “Cloud” and Business Continuity COVID-19 highlighted the importance of having all key financial applications in the Cloud along with automation for business continuity and support “work from home” Fraud Risk Growing concerns over fraud risk and data privacy with paper invoices and paper checks with the majority of B2B payment fraud occurring with paper checks Generational Shift Growing trend towards tech-savvy younger next generation CFOs and finance leaders are taking on increased automation leadership roles in customers Compelling ROI & Value Proposition Users have experienced the value proposition benefits of SaaS / cloud solutions driving lower cost of ownership along with rapid (less than 12 months) return on investment for AvidXchange offerings

Traditional Workflows are Manual, Slow, and Expensive

BEFORE AUTOMATION

AFTER AUTOMATION

Labor Intensive

Paper Intensive

Invoice — Open Email — Route — Code — Approve — ERP Integration — Select — Pay File — Follow-up — Bank Rec — Filing — Research

Paperless Digital Process

Enhanced Controls

Real Time

Efficient & Cost Effective

Increased Visibility

Anyplace / Anytime Access

High Cost

Cost to Process Paper Invoice	+	Cost to Process Paper Check	=	Total Cost of AP Process
$16.00[1]		**$3.00**[2]		**$19.00**

Paper Invoice Automated Cost	+	Check Process Automated Cost	=	Total AP Automated Cost
$5.89[1]		**$1.50**[3]		**$7.39**

$12 Estimated Savings Per Transaction

1. Goldman Sachs Equity Research
2. AFP Payments Study
3. Paymentcloudinc

avidxchange

Our Vertical and Horizontal Strategy

Verticals (Direct)

Real Estate	CAM	Construction	Financial Services	Media	Healthcare	Social Services	Education	Hospitality
Rent Manager	TOPS [ONE]	sage 300 Construction and Real Estate	jack henry & ASSOCIATES INC.	workamajig	blackbaud	blackbaud	blackbaud	M3 ENTERPRISING HOSPITALITY
mri REAL ESTATE SOFTWARE	Caliber by FRONTSTEPS	sage 100 Contractor	fiserv.	advantage	sage X3	sage X3	ellucian.	ORACLE JD EDWARDS
YARDI	CINC systems	Vista	FIS	FREEWHEEL A COMCAST COMPANY	PointClickCare	fundEZ	tyler technologies	JONAS CLUB SOFTWARE
REALPAGE	Jenark From MRI Software	FOUNDATION software	SAP Concur Partner Financial Services	mediaocean	MatrixCare by ResMed	mip FUND ACCOUNTING by communitybrands	ORACLE PEOPLESOFT	data plus
ResMan by inhabit	Vantaca	Deltek.						

200+ purpose-built integrations with different accounting systems

Horizontals (Strategic Software ER Partners)

ORACLE NETSUITE | sage Intacct | Microsoft Dynamics® 365 | intuit quickbooks. | Acumatica | SAP Concur

20+ purpose-built integrations with different accounting systems

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© AvidXchange Holdings, Inc. 2023
avidxchange

mastercard

Mastercard B2B HUB™
Powered by AvidXchange™

- Mastercard's AP automation and B2B payments offering for their Bank customers
- Multiyear agreement for the middle market
- Mastercard led go to market with highly integrated sales and integration team in place
- Key strategy for Mastercard's B2B expansion



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© AvidXchange Holdings, Inc. 2023

Note: Mastercard B2B Hub does not provide funds transfers; funds transfer services provided by FDIC-insured banks.

avidxchange

Strong Partner Relationships Provide a Competitive Advantage

Bank Channel

Banks provide a wider suite of products to customers by offering AvidXchange's AP automation and payment software

Banks leverage their long-term business customer relationships to sell AvidXchange products

Reseller Partners

Referral Partners

10+
Bank Referral Partners

Middle Market Software and Solution Partners

Numerous reseller and referral partners with flexible revenue sharing / commission agreements

Training, implementation, account management, and customer support are provided by AvidXchange

Reseller Partners

Referral Partners

190+
Referral Partners

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© AvidXchange Holdings, Inc. 2023
avidxchange

Our Growth Strategies © AvidXchange Holdings, Inc. 2023

$40B Est. AP Automation Solutions and B2B Payment Revenue Opportunity Introducing our Organic Growth Plan to Reach the Following Milestones Our Five-Year Growth Objectives © AvidXchange Holdings, Inc. 2023 $1B ~20k Buyer Customers Impacted Note: The Company’s illustrative growth objectives are based on a number of assumptions that are subject to change and many of which are outside the control of the Company.  If actual results vary from these assumptions, the Company’s expectations may change.  There can be no assurance that the Company will achieve these results.

Our Organic Growth Strategy via the AvidXchange Flywheel


1
Deliver Great AP Automation Software (Invoice & Pay)
Gear 1
Buyer Customer
Market to Targeted Industry Verticals
Lever 1
2
Maximize Transactions Processed on our Platform
Gear 2
Develop Channels for Horizontal Distribution
Lever 2
3
Maximize ePayments Penetration Through The AvidPay Network
Gear 3
Reduce Delivery Time & Costs (Invoices & Payments)
Lever 3
Supplier Customer
4
Leverage Data to Drive Value Across the Network
Gear 4
New Innovations & Market Expansion to Delight Customers
Lever 4
avidxchange
Flywheel

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© AvidXchange Holdings, Inc. 2023
avidxchange

Our AvidXchange M&A Strategy

Tuck in Acquisitions to Advance our Vertical Markets Accelerates our Growth

AVDX Acquisitions by Strategy

Customer	Vertical	Spend	Product
Ariett	BankTEL	BankTEL	Ariett
PayClearly	Core Associates	Core Associates	Energy Solve
Piracle (an avidxchange company)	FastPay	Energy Solve	FastPay
	Energy Solve	FastPay	Piracle (an avidxchange company)
	Strongroom	PayClearly	
		Piracle (an avidxchange company)	
		Strongroom	



Buyer Customer Acquisition
Vertical Market Expansion
Under Monetized Spend
Product/ Capabilities Enhancement
International Expansion
avidxchange

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© AvidXchange Holdings, Inc. 2023
avidxchange

AvidXchange Strategic Growth Horizons

REVENUE

$0
2000

AP Automation Software

- AvidInvoice
- Cloud based
- Subscription Model
- Focused on the Real Estate Vertical

$10M
2012

Software Enabled Payments Company

- Launch of the AvidPay Network
- Creation of our Closed Loop Network – AvidPay Direct to enable Pricing Optimization
- Supplier Onboarding Innovation to convert Paper Checks to Electronic Payments
- Expansion of Verticals

$366M
2023E

Industry Leading Purchase to Cash Software Enabled B2B Network for the Middle Market

$1B Goal

- Launch of Invoice Accelerator 2.0
- Comprehensive Supplier Cash Flow Management Tools
- Expanded Payment Modalities – Leveraging 3rd Party Networks
- Expanded Buyers / Supplier Financing Offerings
- Integrated T&E Card and Spend Management Offering
- Supply chain insights and Data Services
- Horizontal Scaling
- Vertical Marketplace Services

Gear 1 & 2

Gear 3

Gear 4

TIME

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© AvidXchange Holdings, Inc. 2023

Note: The Company's illustrative growth objectives are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

avidxchange

Dan Drees President © AvidXchange Holdings, Inc. 2023

Organization Overview

Dan Drees, President

~1200 Teammates

Business Planning

~2 Teammates

Functions:

- Process and Strategy
- Business Planning and team enablement

Marketing

~30 Teammates

Functions:

- Customer, Internal & PR Communications
- Brand & Insights
- Creative
- Website and Digital

★ Revenue

~300 Teammates

Functions:

- Revenue Operations
- Sales
- Customer Success
- Product Marketing
- Demand Generation
- Campaign & Events Marketing

★ Product

~200 Teammates

Functions:

- Procure to Invoice
- Product Operations
- Product Design
- BIDS / Analytics
- Pay
- Platform

★ Operations

~700 Teammates

Functions:

- Service & Fulfillment
- Financial Services Technical Support
- Risk Management
- Change Delivery
- Treasury Operations & Onboarding
- Payments Operations
- Invoice & Utility Operations
- Program Management

31 2023 AvidXchange, Inc. avidxchange

James Sutton Chief Revenue Officer © AvidXchange Holdings, Inc. 2023

Process Connected People Customer Obsessed Performance Growth Mindset © AvidXchange Holdings, Inc. 2023 Revenue Organization Vision Build a Word Class Revenue Organization to Scale Growth to our Long-Term Goal of $1B in Revenue Performance Culture

Revenue Organization Structure

Revenue Organization Structure

~300 Teammates

GTM Strategy & Operations
~20 Teammates

Objective:
- Plan & processes

Functions:
- GTM Alignment
- Tools & analytics
- Process optimization

Product Marketing
~15 Teammates

Objective:
- Product positioning

Functions:
- Positioning product
- Pricing & packaging
- Collateral creation

Business Development
~60 Teammates

Objective:
- Generate demand

Functions:
- Campaigns
- Lead development
- Digital & human led

Sales (Buyer)
~100 Teammates

Objective:
- Grow customer base

Functions:
- Vertical specialization
- Solution selling
- Channels management

Sales (Supplier)
~65 Teammates

Objective:
- Grow network

Functions:
- Velocity sales
- Efficient machine
- Scalable operation

Customer Success
~30 Teammates

Objective:
- Customer value

Functions:
- Onboarding & adoption
- Relationship management
- Expansion & renewals

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© AvidXchange Holdings, Inc. 2023
avidxchange

Grow
Sales & Marketing
Attract Customers by Solving Their Needs
Educate
Sales & Marketing
Retain & Grow Consumption
Customer Experience
Customer Obsessed
How the Revenue Org Positively Impacts the AvidXchange Flywheel
Deploy Critical Product Solutions
Adopt
Customer Success & Care
Deliver Value Through Adoption
Deploy
Customer Success & Onboarding

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© AvidXchange Holdings, Inc. 2023
avidxchange

AvidXchange's Dual Funnel Revenue Growth Model



Middle Market Buyer TAM
Opportunities
Wins
Two Sided Network
8,800
Buyers
965,000
Suppliers*
Payment Monetization
Supplier Engagement
Supplier Onboarding & Enrollment
Customer Accounts Payable
Supplier Ecosystem

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© AvidXchange Holdings, Inc. 2023

*Paid within the past 5 years.

avidxchange

Buyer – Go to Market

	Demand Gen	Sales	Onboarding	
Direct	Marketing (Digital & In Person) ~70 ERP Referral Partners ~70 Partners Referral Banks - 10+ Partners	9 Verticals with Sales Team of ~65 Solution Consultants ~10	Customer Onboarding ~100	Customer Success ~30
Bank Channel	Bank of America, KeyBank, Fifth Third Bank: 3 Banks with a Total of ~200 Sellers			
Partner Channel	Rent Manager, mri Real Estate Software, CINC systems, RealPage: VAR Reseller & Partner Channels > 100 Sellers			

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© AvidXchange Holdings, Inc. 2023
avidxchange

BUYER

Sales Funnel Overview

Strategy to Scale Efficiently

1. **Increased Opportunity Growth**
   Customers are directed to the AvidXchange ecosystem from their ERP

2. **Optimized Channel Mix**
   Efficiencies are unlocked with a profile that is inbound driven rather than outbound driven

3. **Higher Conversion Rates**
   Building tailored solutions with the ERP unlock best of breed capabilities that are sticky and unique to customers

4. **LTV to CAC Efficiencies**
   Specialization and Inbound funnel unlock a more efficient Go-To-Market

AvidXchange's Partnership Funnel


5 Engineering Teams Allotted to Integrations
Dedicated Alliance Management
Dedicated Customer Success
Dedicated Customer Care
Custom Pricing
220+ Purpose Built Integrations
Deepen Relationships & Functionality
Exclusive Partners

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© AvidXchange Holdings, Inc. 2023
avidxchange

BUYER

Sales Funnel Overview

Purpose Built Integrations & Exclusivity Unlock:

1 Increased Opportunity Growth

Customers are directed to the AvidXchange ecosystem from their ERP

2 Optimized Channel Mix

Efficiencies are unlocked with a profile that is inbound driven rather than outbound driven

3 Higher Conversion Rates

Building tailored solutions with the ERP unlock best of breed capabilities that are sticky and unique to customers

4 LTV to CAC Efficiencies

Specialization and Inbound funnel unlock a more efficient Go-To-Market

Opportunities Created


5,550
6,257
9,818
16% CAGR*
2019
2022
2025 Goal

- ✓ Industry & Partner Expansion
- ✓ Product Evolution
- ✓ Verticalized Marketing

*Illustrative

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© AvidXchange Holdings, Inc. 2023
avidxchange

BUYER

Sales Funnel Overview

Purpose Built Integrations & Exclusivity Unlock:

1. **Increased Opportunity Growth**
   Customers are directed to the AvidXchange ecosystem from their ERP

2. **Optimized Channel Mix**
   Efficiencies are unlocked with a profile that is inbound driven rather than outbound driven

3. **Higher Conversion Rates**
   Building tailored solutions with the ERP unlock best of breed capabilities that are sticky and unique to customers

4. **LTV to CAC Efficiencies**
   Specialization and Inbound funnel unlock a more efficient Go-To-Market


Mix by Channel
Direct
Reseller Partner
Bank Channel
27% Partner TSV CAGR*
9%
7%
83%
10%
18%
71%
14%
20%
67%
2019
2022
2025 Goal

✓ Strategic ERP Partnerships

✓ Larger Channel Deals

✓ More VAR & Solution Providers

*Illustrative

40

© AvidXchange Holdings, Inc. 2023

avidxchange

BUYER

Sales Funnel Overview

Purpose Built Integrations & Exclusivity Unlock:

1. **Increased Opportunity Growth**
   Customers are directed to the AvidXchange ecosystem from their ERP

2. **Optimized Channel Mix**
   Efficiencies are unlocked with a profile that is inbound driven rather than outbound driven

3. **Higher Conversion Rates**
   Building tailored solutions with the ERP unlock best of breed capabilities that are sticky and unique to customers

4. **LTV to CAC Efficiencies**
   Specialization and Inbound funnel unlock a more efficient Go-To-Market

Conversion Rate

**% Opportunity created to won*



22%
25%
28%
2019
2022
2025 Goal

- ✓ Verticalized GTM
- ✓ Raised Partner Referral Mix
- ✓ Streamlined Customer experience

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© AvidXchange Holdings, Inc. 2023
avidxchange

BUYER

Sales Funnel Overview

Purpose Built Integrations & Exclusivity Unlock:

1. **Increased Opportunity Growth**
   Customers are directed to the AvidXchange ecosystem from their ERP

2. **Optimized Channel Mix**
   Efficiencies are unlocked with a profile that is inbound driven rather than outbound driven

3. **Higher Conversion Rates**
   Building tailored solutions with the ERP unlock best of breed capabilities that are sticky and unique to customers

4. **LTV to CAC Efficiencies**
   Specialization and Inbound funnel unlock a more efficient Go-To-Market


LTV / CAC
4x
5x
8x
2019
2022
2025 Goal
Increased Levels of Production
Channel Efficiency
Upsell, Cross-Sell & Retention

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© AvidXchange Holdings, Inc. 2023

LTV to CAC represents the expected Lifetime Value (LTV) of our new buyer customers relative to the cost to acquire and onboard those customers avidxchange

Supplier Enrollment

Continuous Onboarding Process Upon Payment File Upload

Buyer Approves Payment File

Payment Generated (per Supplier direction)

70% of Suppliers are already in Network for many of our buyers

New Supplier Engagement: Educate & lead with VCC and APD

Existing Check Supplier: Outreach to switch to VCC or APD

VCC

Option 1

Virtual Card Capture
Quickest payment path

APD

Option 2

AvidPay Direct
Enhanced direct deposit

CHECK

Option 3

Mail A Check
Aged payment path

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© AvidXchange Holdings, Inc. 2023

* 65 Dedicated Supplier Growth Teammates

avidxchange

Increasing Customer Base Towards Our Long-Term Goal of $1B in Revenue Customer Growth Strategy 104% Net Transactional Retention Strategic Customer Success 1 Subject Matter Expertise 2 Next Gen Features 3 Generative AI 4 New Market Penetration 5 © AvidXchange Holdings, Inc. 2023

Dan Drees President © AvidXchange Holdings, Inc. 2023

Driving Organic Growth © AvidXchange Holdings, Inc. 2023 Flywheel Leverage Data to Drive Value Across the Network Gear 4 Maximize ePayments Penetration Through Supplier Relationships Gear 3 Maximize Transactions Processed on our Platform Gear 2 Deliver Great AP Automation Software  (Invoice & Pay) Gear 1

Gear 1 – Key Drivers of Buyer Sales

Breakdown of ‘23-’25 TSV Growth Levers

TSV


CAGR* 15%+
Features
Integrations & Partners
Base
Base
'20-22
'23-25 Goal
*Illustrative

Gear 1 – Feature Themes

Purchase Automation

- Receipt Automation
- Line-Item Capture
- 2 & 3-Way Match
- Job Cost
- Lien Waiver

Invoice Automation

- AvidCapture
- Invoice Processing Module
- Due Date Capture
- Terms Capture

Next Gen Pay

- Time Sensitive Payments
- Expanded Currencies
- Workflow Automation
- AvidAnalytics
- Spend Mgmt./T&E

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© AvidXchange Holdings, Inc. 2023

TSV = Total Sales Value

avidxchange

Gear 2 – Integration Drivers Accounting Systems Buildium Acumatica M3 CINC Blackbaud MIP © AvidXchange Holdings, Inc. 2023 Gear 2 - Key Drivers of Buyer Sales Breakdown of ‘23-’25 TSV Growth Levers CAGR* 15%+ Bank Channel Growth Bank of America KeyBank Fifth Third Bank Referral Relationships Acct Sys Funnel Other Strategic Concur Paperless (Construction) Media Banks VAR Resellers *Illustrative TSV = Total Sales Value

AvidConnect Platform

Scaling Our Integrations with Reliable, Cost Effective and User-Friendly Connections to Customers and ERP Partners



Web Upload
AvidConnect Portal
FTP
On-Prem
ERP
File Connector
ERP Connectors
Avid Connect
APIs
Avid Connect
Middleware
AvidSuite
AvidPay
Other Avid Products
AvidConnect Developer Portal

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ERP Partnership Development Lifecycle

Value Demonstration
+ Customer Driven
+ File-based Integration
+ Feature Shakeout
+ ERP Relationship Initiation

Repeatable Build
+ Multiple Customers / Sub-Groups
+ Targeted Marketing
+ Product Fit Refinement

ERP Partnership
+ API (AvidConnect)
+ Rev Share
+ Joint GTM
+ Marketplace listing

Strategic Partner
+ Dedicated ERP GTM & Onboarding
+ Default AP Provider
+ Embedded Customer Experience
+ Long-Term Rev Share

Long Term Partner Value

~350 Mid Mkt ERPs

Customer Experience

Joint GTM & Acquisition Scale

Partner Revenue Opportunity

TIMELINE YEAR 1 YEAR 2 YEAR 3

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© AvidXchange Holdings, Inc. 2023

Dan Drees President © AvidXchange Holdings, Inc. 2023 Patrick Ghilani CEO, MRI Fireside Chat

Break 10 minutes © AvidXchange Holdings, Inc. 2023

Gear 3: Maximize ePayment Adoption © AvidXchange Holdings, Inc. 2023 Flywheel Leverage Data to Drive Value Across the Network Gear 4 Maximize ePayments Penetration Through Supplier Relationships Gear 3 Maximize Transactions Processed on our Platform Gear 2 Deliver Great AP Automation Software  (Invoice & Pay) Gear 1

Gear 3: Driving Pay Adoption

Capturing More of the Unmonetized Network Spend

Transaction Mix by Year



ePay
42%
Check
58%
ePay
50% – 60%
Check
40%-
50%
2022
2025E



Real Time
~7 Days
SPEED
Unlocking Value in Our Existing Network
• Real Time Payment (RTP) rails for high value transactions.
• Expanded price/volume options for AvidPay Direct
• Transaction based pricing for specific payment use cases: Disbursements, Transfers, eCheck.
• Data: flexible / automated remittance
CHECK
APD
AvidPay Direct Classic
Custom Remittance
VCC/-STP
Straight Through Processing
VCC
Classic VCC
Custom Remittance
Data: Payment AR/Recon Value
Low
Med
High
PRICE
Transaction Based
~50bps
~100bps
~200bps+

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Dan Drees President © AvidXchange Holdings, Inc. 2023 Kelly Vicknair VP & GM of Sales Fireside Chat

Gear 4: Leverage Data to Drive Value Across the Network © AvidXchange Holdings, Inc. 2023 Flywheel Leverage Data to Drive Value Across the Network Gear 4 Maximize ePayments Penetration Through Supplier Relationships Gear 3 Maximize Transactions Processed on our Platform Gear 2 Deliver Great AP Automation Software  (Invoice & Pay) Gear 1

$20B Est. U.S. Annual B2B Opportunity with Supplier Financing / Cash Flow Management Invoice Accelerator Five-Year Growth Objectives © AvidXchange Holdings, Inc. 2023 ~5% Of Total Revenue 75%+ Gross Margin Note: The Company’s illustrative growth objectives are based on a number of assumptions that are subject to change and many of which are outside the control of the Company.  If actual results vary from these assumptions, the Company’s expectations may change.  There can be no assurance that the Company will achieve these results.

58 Invoice Accelerator Payment Advance Solution and the Benefits for Suppliers Enhanced Security Verification + Multi-Layer Fraud Monitoring Technology © AvidXchange Holdings, Inc. 2023 Saves Time and Convenient Customized “Set and Forget” Settings CURRENT INVOICE ACCELERATOR 1.0 2023 INVOICE ACCELERATOR 2.0 PRODUCT 24/7 Access with Notifications Modern Digital Self-Service Onboarding Intelligent Access to More Transactions Real-Time AI/Machine Learning  Risk Analysis Immediate Access for Emergencies Instant and Same Day Fund Options CUSTOMER VALUE Agent Assisted Onboarding Rule-Based Transaction Eligibility Limited Access to Auto-Accelerate Limited Payment Method and Speed of Receipt Options

Later © AvidXchange Holdings, Inc. 2023 Gear 4 Opportunity Now Next Discount Optimizer Invoice Accelerator 2.0 AvidAnalytics AVDX Preferred Supplier Recommendations Marketplace Services Utility 2.0 - Rapid Pay Offering Due Date Manager Utility 2.0 - Rapid Pay Offering

Purchase/Invoice Automation Next Gen Pay Offering Spend Mgmt./Card Invoice Accelerator 2.0 AvidAnalytics AvidConnect ERP Funnel Flexible/Customized Remittance Data Next Gen Pay Offering © AvidXchange Holdings, Inc. 2023 Flywheel Driver Overview GEAR 1 GEAR 2 GEAR 3 GEAR 4

Q&A © AvidXchange Holdings, Inc. 2023

SVP, Operations John Feldman © AvidXchange Holdings, Inc. 2023

Lifecycle of a Buyer Customer

ONBOARDING

1

Implementation

- Education
- Configuration
- Testing
- Volume Certification
- End User Training
- Go Live Processing
- Adoption Follow up

Invoice Operations

2

Invoice Ingested Through 5 Rails

- E-Mail
- API
- Scan
- Upload
- Partner

Intelligently Routed to Indexing Partner

Invoice Routed to Ideal Indexer

Manual

Shifting to

Avid Capture

Invoice Uploaded to AvidXchange

Workflow Routing

Submit to AvidPay

Treasury / VC OpsTreasury / VC Ops

AvidPay Approval

Payment Routing Engine

VCC | Check | APD

Payment Creation

3

Treasury Funding

Payment Execution

4

VC Operations

IVR Dialing

Online Clicking

Bulk File Transfers

Secure E-mail

Manual

APD
ACH+

5

Check
USPS

CUSTOMER SERVICE

Technical Support & Service via Phone, Chat and Email

Planning & Analytics | Process and Change Delivery | Risk Management

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Span of Control of the Operations Team

$114M
Total Cost of Revenue (COR)

$82M
Operations COR

72%
of COR is Operations

Customer Service
Customer service to both Buyers and Suppliers
11%

1 Buyer Onboarding
Support integrating Buyer's accounting system with our AvidInvoice and/or AvidPay product(s)
7%

2 Invoice Operations
Digitization of invoice data
14%

3 Treasury & Back-Office Operations 5
Support money movement activities for Buyers (ACH) and Suppliers (ACH / APD / Check)
24%

4 Virtual Card Operations
Enable Virtual Card payments to Suppliers
11%

Enabling & Change Management Functions
Enable modernization & scalability of Operations teams to improve speed, quality, cost & risk
5%

1 Buyer Onboarding → 2 Invoice Operations → 3 Treasury Operations → 4 Virtual Card Operations → 5 Treasury Operations

Customer Service & Back-Office Operations

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© AvidXchange Holdings, Inc. 2023

Note: All amounts are FY 2022 non-GAAP Cost of Revenue (COR). All percentages are shown as percent of Total non-GAAP COR.

avidxchange

Guiding Principles to Drive Scale © AvidXchange Holdings, Inc. 2023 Process Standardization Standardize Processes; Reduce variability Create Operating Centers of Excellence Eliminate Paper Digitize Paper in our Processes Migrate Check to Electronic Payments Follow the Sun Leverage Strategic Partners to Accelerate Speed Automate Automate Manual Processes Create Straight Through Processes

Unit Cost Plans

Cost per Transaction



Fixed
Variable
$1.58
69%
31%
2019
$1.35
71%
29%
2025E

Key Drivers of Improvement

Invoice
Outsourcing & Automation

- Sourcing Optimization
- Drive AvidCapture Migration (Automation)

Pay
E-Payment Processing & Check Conversion Offset Through Allocations

- Drive VC Automation Growth
- Sourcing Optimization
- Migrate Checks to Electronic Payments

Services
Opportunity To Further Scale Through Product Stability & Self-Service Capabilities

- Improve Product Stability
- Digitize Service
- Sourcing Optimization (Follow the Sun)

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Q&A © AvidXchange Holdings, Inc. 2023

Break 10 minutes © AvidXchange Holdings, Inc. 2023

Chief People Officer Todd Cunningham © AvidXchange Holdings, Inc. 2023

© AvidXchange Holdings, Inc. 2023 What Differentiates Us From a People Perspective? Experienced Leadership at the Helm We have assembled a team of seasoned industry leaders who have the experience, knowledge & grit to execute our strategy We are Winning the War for Talent We have doubled the size of our technology team despite the global shortage of supply Industry Leading Teammate Engagement Our engagement levels outpace benchmarks for high engagement companies

Organization Overview

Todd Cunningham, Chief People Officer

Talent Acquisition

Objective:

- Hire great talent and onboard quickly to perform

Functions:

- Nationwide Recruiting
- Employer Branding
- Diversity Partnerships
- Internal Movement

Talent Development

Objective:

- Develop teammates into increasing level of performance

Functions:

- Teammate Experience
- Teammate Development
- Leadership Development
- Environmental, Social & Governance (ESG)

Total Rewards

Objective:

- Reward performance

Functions:

- Compensation
- Benefits
- Equity
- HR Technology

Talent Business Partners

Objective:

- Partner with leaders to meet or exceed business objectives

Functions:

- Create Business Plans That Raise Performance At The Individual, Team & Organizational Levels

Talent Operations

Objective:

- Seamless execution

Functions:

- Teammate Relations
- M&a
- Compliance
- Data Management

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© AvidXchange Holdings, Inc. 2023 AvidXchange Talent Strategy Everything is about Performance The Objective The Focus The Outcomes Performance for the Individual Team Organization An authentic culture that teammates experience via caring connections & candid feedback Care + Candor = Performance Attract strong talent Engaged teammates who perform Develop increasing levels of performance Retain strong talent The Key to Making it Happen? Shared Mindsets

Our mindsets reflect who we are at AvidXchange – our DNA. We hire, develop and reward these mindsets in our teammates as essential ingredients for driving results. © AvidXchange Holdings, Inc. 2023 CONNECTED as people Because we’re more than a Tech company, we’re a People company. GROWTH minded Because we’re all entrepreneurs who love to innovate and win, together. CUSTOMER obsessed Because our customers are who we’re passionate about and why we do what we do.

© AvidXchange Holdings, Inc. 2023 The Competitive Advantage of our Culture Technology Teammates vs. Industry Benchmarks 32% Faster Speed of Hires 13% Higher Quality of Hires 28% Higher Engagement 32% Lower Turnover

avidxchange foundation

Impact in Our Communities

One of our newest AvidXchange Foundation initiatives is **TECH RISING,** which focuses on our commitment to bridge the digital divide to create economic mobility for underserved members of our community. Through this initiative:

AvidXchange became the new home for the E2D laptop refurbishment lab in Charlotte, NC, enabling:

17,625

Laptops refurbished and distributed since the Tech Rising initiative began in August 2020

10,000

New laptops prepared and delivered in August 2021


E2D
E-2-D.org
"Changing Lives, One Laptop at a Time"

Our 1% Pledge

We will invest 1% of our issued & outstanding shares over 10 years in our communities

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Chief Information Officer Angelic Gibson © AvidXchange Holdings, Inc. 2023

© AvidXchange Holdings, Inc. 2023 Technology Delivery & Operations The Enterprise Technology Delivery Engine of AvidXchange Innovation Innovating towards market driven needs Performance Teams are consistently hitting challenging, well-defined, performance targets Automation Automation for scale across the business Talent TD&O talent is highly regarded as a competitive advantage Recognition Recognized as a true tech company and industry leader

Business Unit Structure

Technology Delivery & Operations

Technology Delivery & Operations

~350 teammates

Architecture & Engineering

~210 Teammates

Functions:

- Developer Effectiveness
- Enterprise Architecture
- QA & app Performance Center of Excellence
- Software Engineering
- Solution Architecture
- UI Center of Excellence

Platform Delivery & Operations

~50 Teammates

Functions:

- Business Continuity & Disaster Recovery
- Cloud Operations
- Platform Engineering
- Site Reliability Engineering

Security & Teammate Solutions

~70 Teammates

Functions:

- Information Security
- Service Delivery
- Service Experience
- Teammate Technology Engineering & Operations
- Technology M&A

Tech Strategy, Planning & Process

~15 Teammates

Functions:

- Data Quality & Governance
- Strategic Sourcing
- Tech Strategy & Delivery Performance

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* All expense calculations are based on non-GAAP definitions.

avidxchange

100% © AvidXchange Holdings, Inc. 2023 Delivering Value with Speed & Quality Technology Delivery & Operations Key Performance Indicator Milestones on Time 25% 20 Days Delivery Lead Time 47 Days 230 Per Month Deployment Frequency 2 Per Month 1.6% Change Failure Rate 13% 129 Mins Mean Time to Restore 3 Hours 75% Improvement 57% Improvement 11,400% Improvement 88% Improvement 26% Improvement DORA Metrics Medium High High High 2022 DORA Performance Cluster Classification* *Low, Medium & High Performance Cluster Classification is based on DevOps Research & Assessment’s 2022 Accelerate State of DevOps Report. https://cloud.google.com/blog/products/devops-sre/dora-2022-accelerate-state-of-devops-report-now-out 2022 2019 estimated

R&D Breakdown © AvidXchange Holdings, Inc. 2023 2022 Non-GAAP R&D Spend

© AvidXchange Holdings, Inc. 2023 Reinvest in Tech Stack Architected for a Modern Scalable Platform Technology Delivery & Operations Trusted Information Security & Fraud Prevention Power BI Reliable Integration, Middleware, & Workflow Management Modern Platform Delivery and Operations Flexible User Interface Design and Development Integrated Data Management, Quality & Enrichment

Leveraging Artificial Intelligence

Examples for AI Application	Growth & Innovation	Cost Reduction	Status
Teammate Enablement	✓	✓	PLANNED
Document Recognition	✓	✓	LIVE
Sales Chatbots	✓	✓	PLANNED
Demand Generation	✓	✓	EVALUATING
Predictive Analytics	✓	✓	EVALUATING
Business Process Automation		✓	LIVE
Customer Service Chatbots		✓	LIVE
Predictive Maintenance		✓	EVALUATING
Resume Screening		✓	LIVE
Fraud Detection		✓	EVALUATING

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Michael Praeger Chairman, CEO & Co-Founder © AvidXchange Holdings, Inc. 2023 Angelic Gibson Chief Information Officer Fireside Chat Dan Drees President

© AvidXchange Holdings, Inc. 2023 Enabling AI at AvidXchange Training & Awareness Technology & Infrastructure Governance & Value Capture

Lunch 35 minutes © AvidXchange Holdings, Inc. 2023

Chief Financial Officer Joel Wilhite © AvidXchange Holdings, Inc. 2023

© AvidXchange Holdings, Inc. 2023 Financial Highlights $316M 2022 Revenue Significant Scale 104% Net Transactions Processed Retention High Retention 64% 2022 Non-GAAP Gross Margin Attractive Margins 27% 2022 Revenue Growth Rapid Growth

100% Total Revenue Transactions Processed Transaction Yield Total Revenue 68% Payments Revenue Total Payment Volume TPV Yield Payment Revenue 32% Software Revenue Effective Software Rate Software Revenue Transactions Processed Our Revenue Model © AvidXchange Holdings, Inc. 2023

© AvidXchange Holdings, Inc. 2023 Strength in Historical Metrics

Strong Visibility through Customer Onboarding

Financial Milestones	**New TSV Booked**		**Invoice & Payment Transactions Monetized on the Platform % of Spend Monetized for ePayment Modalities**		
		+1Q	**+2Q**	**+3Q**	**+4Q**
Buyers	Software Sale	Implementation	Migration of Invoices and/or Payments onto the Platform		Full Utilization
Suppliers		Onboarded with Preferred Payment Modality	Payments Received in Preferred Modality from AvidXchange		

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© AvidXchange Holdings, Inc. 2023 Expanding Revenue Diversification *as of FY2022

Strong Revenue Growth Trajectory

We have been growing at 20+% per year

- 2019 – 2022 has a CAGR of 28%
    - ~6.5% of growth is associated with acquisitions
    - Organic growth is ~20%
- Intend to leverage all gears to support our goal of 20%+ growth



Revenue ($ mm)
$150
$316
CAGR*
20%+
2019
2022
2025E
*Illustrative

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Non-GAAP Gross Profit ($ mm) Expect continued progression toward our long-term goals Two key drivers: Increasing transaction yield from expanding Gear 3 & 4 Decreasing Unit Costs from Driving ePayment adoption Improved operational efficiency Solid Foundation for Continued Gross Margin Expansion © AvidXchange Holdings, Inc. 2023 72 – 75%

Gaining leverage in operating expenses Expanding partnership and referral channels will create efficiency in Sales & Marketing R&D efficiency expected G&A expected to gain the most leverage Emerging Operating Leverage © AvidXchange Holdings, Inc. 2023 Sales & Mktg R&D G&A Non-GAAP Operating Expenses

Adjusted EBITDA Expansion

Adjusted EBITDA driven by:

- Consistent 20+% revenue growth goal
- Gross Margin Expansion
- Operating Leverage



Adjusted EBITDA
Presented % of revenue
-25%
($37)
-5%
($15)
20%+
2019
2022
2025E
Rule of 40*
0
22
40+

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© AvidXchange Holdings, Inc. 2023

*Rule of 40 defined as Revenue Growth % plus Adjusted EBITDA margin avidxchange

Free Cash Flow From adjusted EBITDA to free cash flow, primary differences are: Facilities Lease Interest Interest Income and Expense, net PP&E Capitalized Software Working Capital Changes Becoming Free Cash Flow Positive © AvidXchange Holdings, Inc. 2023 10%+ Presented as % of revenue

© AvidXchange Holdings, Inc. 2023 Long Term Goals (5 Years) 30%+ Adjusted EBITDA Margin 50+ Rule of 40 75%+ Non-GAAP Gross Profit Margin Note: The Company’s illustrative growth objectives are based on a number of assumptions that are subject to change and many of which are outside the control of the Company.  If actual results vary from these assumptions, the Company’s expectations may change.  There can be no assurance that the Company will achieve these results.

Q&A © AvidXchange Holdings, Inc. 2023

Chairman, CEO & Co-Founder Final Remarks © AvidXchange Holdings, Inc. 2023

Thank You for Attending © AvidXchange Holdings, Inc. 2023

Appendix © AvidXchange Holdings, Inc. 2023

Total Transactions Processed: We define transactions processed as the number of invoice transactions and payment transactions, such as invoices, purchase orders, checks, ACH payments and VCCs, processed through our platform during a particular period. Total Payment Volume: We define total payment volume as the dollar sum of buyers’ AP payments paid to their suppliers through the AvidPay Network during a particular period. Transaction Yield: We define transaction yield as the total revenue during a particular period divided by the total transactions processed during such period. Net Transactions Retention: We calculate the net transactions processed retention rate for a current period by dividing the (i) number of total transactions processed for customers in the comparable prior period by (ii) the number of total transactions processed for the same customers in the current period. Definitions © AvidXchange Holdings, Inc. 2023

GAAP to Non-GAAP reconciliations © AvidXchange Holdings, Inc. 2023

GAAP to Non-GAAP reconciliations © AvidXchange Holdings, Inc. 2023